UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 24, 2017

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

300 Vesey Street

New York, NY 10282

(Address of principal executive offices)

(212) 418-0100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 7.01. Regulation FD Disclosure.

On October 24, 2017, Virtu Financial, Inc. (“Virtu”) issued a press release announcing that its subsidiary Virtu Financial LLC had entered into an Asset Purchase Agreement (the “BondPoint Agreement”) with Intercontinental Exchange, Inc. (“ICE”) pursuant to which Virtu has agreed to sell specified assets and to assign specified liabilities constituting Virtu’s BondPoint division and fixed income venue (“BondPoint”).  BondPoint is a provider of electronic fixed income trading solutions for the buy-side and sell-side offering access to centralized liquidity and automated trade execution services.

The purchase price payable by ICE for BondPoint at the closing of the transaction is four hundred million dollars ($400,000,000) in cash subject to a customary adjustment for working capital of BondPoint. The consummation of the transaction is subject to the satisfaction of customary closing conditions and receipt of certain regulatory clearances, including from the Financial Industry Regulatory Authority, Inc. and the Municipal Securities Rulemaking Board and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The BondPoint Agreement contains customary representations, warranties, covenants and indemnification provisions.  The parties have agreed to execute a transition services agreement simultaneously with the closing of the transaction.  The transaction is expected to close in the first quarter of 2018.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated October 24, 2017

Forward-Looking Statements — Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding Virtu’s business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those set forth in the forward-looking statement. For a discussion of such risks and uncertainties, see Virtu’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in Virtu’s Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on March 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

	By:	/s/ Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: October 24, 2017